                                                                                EXECUTION COPY

                                   HOME LOAN TRUST 2006-HI2

                                            ISSUER

                                             AND

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                      INDENTURE TRUSTEE

                                          INDENTURE

                                   DATED AS OF MAY 25, 2006

                          __________________________________________

                           HOME LOAN-BACKED NOTES, SERIES 2006-HI2

                                        _____________

        Section 3.22.     Owner Trustee Not Liable for the Certificate or Related

        Section 4.02.     Registration of and Limitations on Transfer and Exchange of

        Section 5.03.     Collection of Indebtedness and Suits for Enforcement by

        Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture

        Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of

        Section 10.04.    Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer

                        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                             ACT OF 1939 AND INDENTURE PROVISIONS*

       Trust Indenture
         Act Section                                               Indenture Section

           310(a)(1)...........................................            6.11
             (a)(2)............................................            6.11
             (a)(3)............................................            6.10
             (a)(4)............................................        Not Applicable
             (a)(5)............................................            6.11
             (b)...............................................            6.08, 6.11
             (c)...............................................        Not Applicable
           311(a).............................................             6.12
             (b)..............................................             6.12
             (c)..............................................         Not Applicable
           312(a).............................................             7.01, 7.02(a)
             (b)..............................................             7.02(b)
             (c)..............................................             7.02(c)
           313(a).............................................             7.04
             (b)..............................................             7.04
             (c)..............................................             7.03(a)(iii), 7.04
             (d)..............................................             7.04
           314(a).............................................             3.10, 7.03(a)
              (b).............................................             3.07
             (c)(1)...........................................             8.05(c), 10.01(a)
             (c)(2)...........................................             8.05(c), 10.01(a)
             (c)(3)...........................................         Not Applicable
             (d)(1)...........................................             8.05(c), 10.01(b)
             (d)(2)...........................................             8.05(c), 10.01(b)
             (d)(3)...........................................             8.05(c), 10.01(b)
             (e)..............................................            10.01(a)
           315(a).............................................             6.01(b)
             (b)..............................................             6.05
             (c)..............................................             6.01(a)
             (d)..............................................             6.01(c)
             (d)(1)...........................................             6.01(c)
             (d)(2)...........................................             6.01(c)
             (d)(3)...........................................             6.01(c)
             (e)..............................................             5.13
           316(a)(1)(A).......................................             5.11
           316(a)(1)(B).......................................             5.12
           316(a)(2)...........................................       Not Applicable
           316(b)..............................................            5.07
           317(a)(1)...........................................            5.04
           317(a)(2)...........................................            5.03(d)
           317(b)..............................................            3.03(a)
           318(a)..............................................           10.07

        This is the Indenture, dated as of May 25, 2006, between HOME LOAN TRUST 2006-HI2, a
Delaware statutory trust, as Issuer (the "Issuer"), and JPMorgan Chase Bank, National
Association, as Indenture Trustee (the "Indenture Trustee"),

                                       WITNESSETH THAT:

        Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 2006-HI2 Home Loan-Backed
Notes (the "Notes").

                                       GRANTING CLAUSE

        The Issuer and the Owner Trustee hereby Grant to the Indenture Trustee at the Closing
Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's and the
Owner Trustee's right, title and interest in and to whether now existing or hereafter created (a) the Home Loans, (b) all funds on deposit from time to time in the Payment
Account and in all proceeds thereof; (c) all property securing the payment or performance of the Home Loans and all supporting obligations for the Home Loans; and (d) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing
(collectively, the "Trust Estate" or the "Collateral").

        The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The foregoing Grant shall inure to the benefit of the Credit Enhancer in respect of draws made on the Credit Enhancement Instrument and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the
Certificates), and such Grant shall continue in full force and effect for the benefit of the
Credit Enhancer until all such amounts owing to it have been repaid in full.

        The Indenture Trustee, as trustee on behalf of the Holders of the Notes: (i)
acknowledges such Grant, (ii) accepts the trust under this Indenture in accordance with the provisions hereof, (iii) agrees to perform its duties as Indenture Trustee as required herein and (iv) acknowledges receipt of the Credit Enhancement Instrument and shall hold such Credit Enhancement Instrument in accordance with the terms of this Indenture for the benefit of the Holders of the Notes.

ARTICLE I

                                         DEFINITIONS

Section 1.01.    Definitions.  For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.    Incorporation by Reference of Trust Indenture Act.  Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this
Indenture have the following meanings:

        "Commission" means the Securities and Exchange Commission.

        "indenture securities" means the Notes.

        "indenture security holder" means a Noteholder.

        "indenture to be qualified" means this Indenture.

        "indenture trustee" or "institutional trustee" means the Indenture Trustee.

        "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

        All other TIA terms used in this Indenture that are defined by the TIA, defined by
TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03.    Rules of Construction.  Unless the context otherwise requires:

(i)     a term has the meaning assigned to it;

(ii)    an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)   "or" is not exclusive;

(iv)    "including" means including without limitation;

(v)     words in the singular include the plural and words in the plural include the singular; and

(vi)    any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                  ORIGINAL ISSUANCE OF NOTES

Section 2.01.    Form.  The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

        The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such
Notes.  The terms of the Notes set forth in Exhibit A are part of the terms of this
Indenture.

Section 2.02.    Execution, Authentication and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers.  The signature of any such
Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signature of individuals who were at any time
Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $91,861,000 with respect to the
Class A-1 Notes, $29,743,000 with respect to the Class A-2 Notes, $43,353,000 with respect to the Class A-3 Notes and $72,434,000 with respect to the Class A-4 Notes.

        The Notes shall be dated the date of their authentication.  The Notes shall be issuable as registered Notes.  The Notes shall be issuable in the minimum initial Note
Balances of $100,000 and in integral multiples of $1 in excess thereof.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture
Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                          COVENANTS

Section 3.01.    Collection of Payments with respect to the Home Loans.  The Indenture
Trustee shall establish and maintain with itself the Payment Account in which the Indenture
Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Home Loans.  The Payment Account shall be a segregated account and an
Eligible Account.  The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03, as provided in Section 3.05 herein from monies on deposit in the Payment Account.

Section 3.02.    Maintenance of Office or Agency.  The Issuer will maintain in the City of
New York, an office or agency where, subject to satisfaction of conditions set forth herein,
Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.  The
Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes.  If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the
Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03.    Money for Payments To Be Held in Trust; Paying Agent.  (a) As provided in
Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.  The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)     hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such
Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)    give the Indenture Trustee and the Credit Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)   at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)    immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(v)     comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)    deliver to the Indenture Trustee a copy of the report to Noteholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the
Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying
Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture
Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds, any money held by the
Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request;
and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the
Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.  The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section 3.04.    Existence.  The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this
Indenture, the Notes, the Home Loans and each other instrument or agreement included in the
Trust Estate.

Section 3.05.    Payment of Principal and Interest; Defaulted Interest.  (a) On each Payment
Date from amounts on deposit in the Payment Account (other than amounts deposited constituting prepayment charges), the Paying Agent shall pay to the Noteholders, the
Certificate Paying Agent on behalf of the Certificateholder and to other Persons the amounts to which they are entitled, as set forth in the statements delivered to the Indenture
Trustee pursuant to Section 4.01 of the Servicing Agreement, as set forth below in the following order of priority:

(i)     to the Credit Enhancer, the Premium for the Credit Enhancement Instrument, plus any unpaid Premium from any prior Payment Date (with interest thereon as provided in the
        Insurance Agreement);

(ii)    to the Noteholders, Accrued Note Interest for such Payment Date, on a pro rata basis, based on the amount of Accrued Note Interest for such Payment Date, plus any Accrued
        Note Interest remaining unpaid from any prior Payment Date, less any Prepayment
        Interest Shortfalls and Relief Act Shortfalls allocated thereto as provided in
        Section 3.05(d) below;

(iii)   to the Noteholders as principal on the Notes, the Principal Collection Payment Amount
        for such Payment Date, in the order described in Section 3.05(f) below, until the
        Note Balances thereof have been reduced to zero;

(iv)    to the Noteholders as principal on the Notes, the Liquidation Loss Payment Amount for
        such Payment Date, in the order described in Section 3.05(f) below, until the Note
        Balances thereof have been reduced to zero;

(v)     to the Credit Enhancer, to reimburse it for prior draws made on the Credit
        Enhancement Instrument (with interest thereon as provided in the Insurance Agreement);

(vi)    to the Noteholders as principal on the Notes, the Reserve Increase Amount for such
        Payment Date, in the order described in Section 3.05(f) below, until the Note
        Balances thereof have been reduced to zero;

(vii)   to the Credit Enhancer, any other amounts owed to the Credit Enhancer pursuant to the
        Insurance Agreement; and

(viii)  any remaining amount and any amounts constituting prepayment charges to the
        Certificate Paying Agent, on behalf of the holders of the Certificates;

provided, however, in the event that on a Payment Date a Credit Enhancer Default shall have occurred and be continuing, (a) no payments will be made to the Credit Enhancer pursuant to clause (v) above until all Insured Payments that are due and required to be paid by the
Credit Enhancer on the Notes on such Payment Date or were due and required to be paid by the
Credit Enhancer on any prior Payment Date have been paid in full and (b) any amounts payable to the Credit Enhancer pursuant to clause (v) shall instead be paid pursuant to clause
(vii). In addition, on the Final Insured Payment Date or other final Payment Date (including the Payment Date following any purchase by the Master Servicer of the Home Loans pursuant to
Section 8.08 of the Servicing Agreement), the amount to be paid pursuant to clause (ii)
above shall be equal to the aggregate Note Balance of the Notes immediately prior to such
Payment Date.
(b)     On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate
Distribution Account all amounts it received pursuant to this Section 3.05 for the purpose of distributing such funds to the Certificateholder.

(c)     The amounts paid to Noteholders shall be paid to the Notes in accordance with the applicable percentage as set forth in the definition of Note Rate.  Interest will accrue on the Notes (other than the Class A-1 Notes) on the basis of a 360-day year consisting of twelve 30-day months.  Interest will accrue on the Class A-1 Notes on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

(d)     To the extent the amount available for interest distributions on the Notes is less than the aggregate amount of Accrued Note Interest on the Notes, a draw on the Credit
Enhancement Instrument will be made; provided, however, that to the extent such shortfall is a result of Prepayment Interest Shortfalls or Relief Act Shortfalls, whether related to the current Collection Period or a prior Collection Period, the shortfall will not be covered by the Credit Enhancement Instrument, and the shortfall will be allocated to the amount of
Accrued Note Interest on the Notes on a pro rata basis.

(e)     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Note Balance of at least $1,000,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be paid to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

(f)     Any payments to the Notes pursuant to clauses 3.05(a)(iii), (iv) and (vi) above plus amounts drawn on the Credit Enhancement Instrument in respect of principal shall be distributed to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, in each case until the outstanding Note Balance thereof has been reduced to zero.

(g)     The Note Balance of each Note shall be due and payable in full on the Final Insured
Payment Date as provided in the form of Note set forth in Exhibit A.  All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the
Percentage Interests represented by such Notes.  Upon written notice to the Indenture
Trustee by the Issuer (or by the Master Servicer on behalf of the Issuer, pursuant to
Section 8.08(c) of the Servicing Agreement) of the Final Insured Payment Date for the Notes
or other final Payment Date, the Indenture Trustee shall notify the related Noteholders of record of the Final Insured Payment Date or other final Payment Date, by mail or facsimile, no later than five Business Days prior to the Final Insured Payment Date or other final
Payment Date and shall specify:

(i)     that the Record Date otherwise applicable to such Payment Date is not applicable;

(ii)    that payment of the principal amount and any interest due with respect to such Note at the Final Insured Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such
        Note may be presented and surrendered for such final payment; and

(iii)   the amount of any such final payment, if known.

Section 3.06.    Protection of Trust Estate.  (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)     maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)    perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Home Loans; and

(iv)    preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

(b)     Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the
Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an Opinion of
Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.  The Issuer hereby designates the Indenture Trustee its agent and attorney in fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

Section 3.07.    Opinions as to Trust Estate.  (a)  On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Home Loans and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b)     On or before December 31st in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer an Opinion of Counsel at the
expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and refiling of this
Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Home Loans and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest.  Such Opinion of Counsel shall also describe the recording, filing, re recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Home Loans until December 31 in the following calendar year.

Section 3.08.    Performance of Obligations; Servicing Agreement.  (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this
Indenture, the Basic Documents and in the instruments and agreements included in the Trust
Estate.

(b)     The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the
Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

(c)     The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Home Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Home Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

(d)     The Issuer may retain an administrator and may enter into contracts with other
Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the
Issuer.

Section 3.09.    Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(i)     except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture
        Trustee;

(ii)    claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(iii)   (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (B) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(iv)    waive or impair, or fail to assert rights under the Home Loans, or impair or cause to be impaired the Home Loans or the Issuer's interest in the Home Loans, the Home Loan
        Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

Section 3.10.    Annual Statement as to Compliance.  The Issuer will deliver to the Indenture
Trustee and the Credit Enhancer, within 120 days after the end of each fiscal year of the
Issuer (commencing with the fiscal year 2006), an Officer's Certificate stating, as to the
Authorized Officer signing such Officer's Certificate, that:

(i)     a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized
        Officer's supervision; and

(ii)    to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11.    Recording of Assignments.  The Issuer shall enforce the obligation of the
Seller under the Home Loan Purchase Agreement to submit or cause to be submitted for recording all Assignments of Mortgages within 60 days of receipt of recording information by the Master Servicer.

Section 3.12.    Representations and Warranties Concerning the Home Loans.  The Indenture
Trustee, as pledgee of the Home Loans, has the benefit of the representations and warranties made by the Seller in Section 3.1(a) and Section 3.1(b) of the Home Loan Purchase Agreement
concerning the Home Loans and the right to enforce the remedies against the Seller provided in such Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13.    Assignee of Record of the Home Loans.  The Issuer hereby directs and authorizes the Indenture Trustee to hold record title to the Home Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage to be recorded under Section 2.1 of the Home Loan Purchase Agreement.  Except as expressly provided in the Home Loan Purchase Agreement or in the Servicing Agreement with respect to any specific Home Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Home Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b).  The
Indenture Trustee's holding of such record title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14.    Master Servicer as Agent and Bailee of the Indenture Trustee.  Solely for
purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master
Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Master Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the
Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Home Loans, as well as its agent and bailee in holding any Related Documents released to the Master Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer.  It is intended that, by the Master Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee,
as a pledgee of the Home Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial
Code of the state in which such property is held by the Master Servicer.

Section 3.15.    Investment Company Act.  The Issuer shall not become an "investment company"
or "controlled by" an investment company as such terms are defined in the Investment Company
Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term
"investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16.    Issuer May Consolidate, etc.  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)     the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on
        behalf of the Certificateholder and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)    immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

(iii)   the Issuer receives consent of the Credit Enhancer (so long as no Credit Enhancer
        Default exists) and the Rating Agencies shall have notified the Issuer (with a copy to the Indenture Trustee) that such transaction shall not cause the rating of the
        Notes, without regard to the Credit Enhancement Instrument, to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any
        Noteholder or any Certificateholder;

(v)     any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and
        an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)     The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i)     the Person that acquires by conveyance or transfer the properties and assets of the
        Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United
        States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the
        Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this
        Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the
        Exchange Act in connection with the Notes;

(ii)    immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)   the Issuer receives consent of the Credit Enhancer (so long as no Credit Enhancer
        Default exists) and the Rating Agencies shall have notified the Issuer (with a copy to the Indenture Trustee) that such transaction shall not cause the rating of the
        Notes, without regard to the Credit Enhancement Instrument, to be reduced, suspended or withdrawn;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any
        Noteholder;

(v)     any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)    the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and
        an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17.    Successor or Transferee.  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such
Person had been named as the Issuer herein.

(b)     Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this
Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18.    No Other Business.  The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Home Loans and the issuance of the Notes and the Certificate in the manner contemplated by this Indenture and the Basic
Documents and all activities incidental thereto.

Section 3.19.    No Borrowing.  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20.    Guarantees, Loans, Advances and Other Liabilities.  Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21.    Capital Expenditures.  The Issuer shall not make any expenditure (by long term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.    Owner Trustee Not Liable for the Certificate or Related Documents.  The
recitals contained herein shall be taken as the statements of the Depositor, and the Owner
Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificate (other than the signatures of the Owner Trustee on the Certificate) or the Notes, or of any Related Documents, or of MERS or the MERS(R)System.  The Owner Trustee
shall at no time have any responsibility or liability with respect to the sufficiency of the
Trust Estate or its ability to generate the payments to be distributed to the
Certificateholder under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate
Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

Section 3.23.    Restricted Payments.  The Issuer shall not, directly or indirectly, (i) pay any dividend or make any payment (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) payments to the Owner Trustee and the Certificateholder as contemplated by, and to the extent funds are available for such purpose under the Trust
Agreement, and (y) payments to the Master Servicer pursuant to the terms of the Servicing
Agreement.  The Issuer will not, directly or indirectly, make payments to or payments from the Custodial Account except in accordance with this Indenture and the Basic Documents.

Section 3.24.    Notice of Events of Default.  The Issuer shall give the Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and any default under the Trust Agreement.

Section 3.25.    Further Instruments and Acts.  Upon request of the Indenture Trustee, the
Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.    Statements to Noteholders.  On each Payment Date, the Indenture Trustee and the Certificate Registrar shall forward by mail or make available on its website initially located at "www.jpmorgan.com/sfr" to the Credit Enhancer and each Noteholder and
Certificateholder, respectively, the statement delivered to it, on the Business Day following the related Determination Date pursuant to Section 4.01 of the Servicing Agreement.

Section 3.27.    Payments under the Credit Enhancement Instrument.  (a) On or prior to 12:00 noon New York City time on the second Business Day before any Payment Date, including the
Final Insured Payment Date, the Indenture Trustee shall make a draw on the Credit
Enhancement Instrument in an amount, if any, equal to the Insured Payment.  On or prior to
12:00 noon New York City time on the second Business Day before any Dissolution Payment
Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount, if any, equal to the Dissolution Draw.

(b)     The Indenture Trustee shall submit, if an Insured Payment or Dissolution Draw is specified in any Servicing Certificate prepared by the Master Servicer pursuant to Section
4.01 of the Servicing Agreement, the notice (in the form attached as Exhibit A to the Credit
Enhancement Instrument) in the amount of the Insured Payment or Dissolution Draw to the
Credit Enhancer no later than 12:00 noon New York City time, on the second Business Day prior to the applicable Payment Date. Upon receipt of such Insured Payment in accordance with the terms of the Credit Enhancement Instrument or Dissolution Draw, the Indenture
Trustee shall deposit such Insured Payment in the Payment Account for distribution to
Noteholders pursuant to Section 3.05 and shall distribute such Dissolution Draw in accordance with Section 5.04.

Section 3.28.    Reserved.

Section 3.29.    Determination of Class A-1 Note Rate.  On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Accrual Period and (ii) the first day of each succeeding Interest Accrual Period, the Indenture Trustee shall determine LIBOR and the Note Rate for the Class A-1 Notes for such Interest Accrual
Period and shall inform the Issuer, the Master Servicer, the Credit Enhancer and the
Depositor at their respective facsimile numbers given to the Indenture Trustee in writing.
All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of a Class A-1 Note, by accepting its
Class A-1 Note, agrees to be bound by such determination.

Section 3.30.    Liquidation on Final Insured Payment Date.  On the Final Insured Payment
Date, if the Notes are not paid in full on or prior to the Final Insured Payment Date, the
Indenture Trustee shall take full account of the assets and liabilities of the Trust, shall liquidate the assets, in a commercially reasonable manner and on commercially reasonable terms, as promptly as is consistent with obtaining the fair value thereof and in accordance with Section 5.15, and shall apply and distribute the proceeds therefrom in the order of priority described in Section 3.05(c).

Section 3.31.    No Recourse.  Upon the occurrence of an Event of Default under the Notes, this Indenture or the other Basic Documents, Holders of the Notes shall have recourse only to the Collateral and all proceeds thereof, as and to the extent provided herein, and no recourse shall be had by such Holders against the Issuer or its other assets or properties.

Section 3.32.    Additional UCC Representations and Warranties.  The Issuer hereby represents and warrants that:

(i)     this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee on behalf of the Holders of the Notes, which security interest is prior to all other liens, and is enforceable as such as against creditors of the Issuer.

(ii)    the Issuer owns and has good and marketable title to the Trust Estate free and clear of any lien, claim or encumbrance of any Person.

(iii)   the Issuer will cause the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law within 10 days of the Closing Date in order to perfect the security interest in the Trust
        Estate granted to the Indenture Trustee on behalf of the Holders of the Notes.

(iv)    other than the security interest granted to the Indenture Trustee on behalf of the
        Holders of the Notes pursuant to the Basic Documents, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the
        Trust Estate.  The Issuer is not aware of any judgment or tax lien filings against
        it.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the
        Trust Estate other than any financing statement (i) relating to the security interest granted to Indenture Trustee on behalf of the Holders of the Notes hereunder or (ii)
        that has been terminated.

        The foregoing representations may not be waived and shall survive the issuance of the
        Notes.

ARTICLE IV

                      THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

Section 4.01.    The Notes.  The Notes shall be registered in the name of a nominee designated by the Depository.  Beneficial Owners will hold interests in the Notes as set forth in Section 4.06 herein.  The minimum initial Note Balances with respect to the Notes shall be $100,000 and integral multiples of $1 in excess thereof.

        The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial
Owners with respect to the Notes for the purposes of exercising the rights of Holders of
Notes hereunder.  Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and
Depository Participants.  Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial
Owners.  Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial
Owners.  The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date.  Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such
Note for the account of the Beneficial Owners.

        In the event the Depository Trust Company resigns or is removed as Depository, the
Indenture Trustee with the approval of the Issuer may appoint a successor Depository.  If no successor Depository has been appointed within 30 days of the effective date of the
Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner
Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the
Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02.    Registration of and Limitations on Transfer and Exchange of Notes;
Appointment of Certificate Registrar.  The Issuer shall cause to be kept at the Indenture
Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of
Notes and of transfers and exchanges of Notes as herein provided.

        Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

        Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in authorized initial Note Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate
Trust Office of the Note Registrar.  Whenever any Notes are so surrendered for exchange, the
Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.  Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York.  Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service charge shall be imposed for any registration of transfer or exchange of
Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

        All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust
Agreement in which, subject to such reasonable regulations as it may prescribe, the
Certificate Registrar shall provide for the registration of the Certificate and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement.  The Indenture
Trustee hereby accepts such appointment.

        Each purchaser and transferee of a Note, by its acceptance of the Note, shall be deemed to have represented and warranted that either (i) it is not acquiring the Note with the assets of an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to the provisions of Title I of ERISA, a "plan" described in Section 4975(e)(1) of the Code, an entity whose underlying assets include "plan assets" by reason of an employee benefit plan's or other plan's investment in such entity or any other plan that is subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (ii) the
acquisition and holding of the Note will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

Section 4.03.    Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note
Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the
Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen
Note when so due or payable without surrender thereof.  If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the
Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such
Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.  The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.    Persons Deemed Owners.  Prior to due presentment for registration of transfer of any Note, the Issuer, the Credit Enhancer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Credit
Enhancer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.    Cancellation.  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture
Trustee.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any
Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the
Indenture Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this
Indenture.  All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it;
provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06.    Book Entry Notes.  Each Class of Notes shall initially be issued as one or more Notes held by the Book Entry Custodian or, if appointed to hold such Notes as provided below, the Depository Trust Company, the initial Depository, and registered in the name of its nominee Cede & Co.  Except as provided below, registration of such Notes may not be transferred by the Indenture Trustee except to another Depository that agrees to hold such
Notes for the respective Beneficial Owners.  The Indenture Trustee is hereby initially appointed as the Book Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such.  The Book Entry Custodian may, and, if it is no longer qualified to act as such, the Book Entry Custodian shall, appoint, by a written instrument delivered to the
Depositor, the Master Servicer and, if the Indenture Trustee is not the Book Entry
Custodian, the Indenture Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book Entry Custodian under such conditions as the predecessor Book Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any new appointment, except if the Depository is the successor to the Book Entry Custodian.  If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the
Depository shall immediately succeed to its predecessor's duties as Book Entry Custodian.
The Depositor shall have the right to inspect, and to obtain copies of, any Notes held as
Book Entry Notes by the Book Entry Custodian.  No Beneficial Owner will receive a Definitive
Note representing such Beneficial Owner's interest in such Note, except as provided in
Section 4.08.  Unless and until definitive, fully registered Notes (the "Definitive Notes")
have been issued to Beneficial Owners pursuant to Section 4.08:

(i)     the provisions of this Section 4.06 shall be in full force and effect;

(ii)    the Note Registrar and the Indenture Trustee shall be entitled to deal with the
        Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Owners of Notes;

(iii)   to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(iv)    the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of
        Notes and the Depository and/or the Depository Participants.  Unless and until
        Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants;
        and

(v)     whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the aggregate Note Balance of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07.    Notices to Depository.  Whenever a notice or other communication to the Note
Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the
Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08.    Definitive Notes.  If (i) the Indenture Trustee determines that the
Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor,
(ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Owners of Notes representing beneficial interests aggregating at least a majority of the aggregate Note Balance of the
Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the
Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same.  Upon surrender to the Indenture Trustee of the typewritten Notes representing the
Book Entry Notes by the Book Entry Custodian or the Depository, as applicable, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository.
None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Notes, the Indenture
Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 4.09.    Tax Treatment.  The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer.
The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its
Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book
Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Section 4.10.    Satisfaction and Discharge of Indenture.  This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes,
(iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.17, 3.18, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the
Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under
Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the
Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the
Notes, when

(A)     either

(1)     the Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
        Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the
        Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(2)     the Notes not theretofore delivered to the Indenture Trustee for cancellation

a.      have become due and payable,

b.      will become due and payable at the Final Insured Payment Date within one year, or

c.      have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer, in the case of a.  or b.  above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Insured Payment Date;

(B)     the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

(C)     the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an
Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of
Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b.  above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholder.

Section 4.11.    Application of Trust Money.  All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the
Holders of Securities, of all sums due and to become due thereon for principal and interest;
but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12.    Subrogation and Cooperation.  The Issuer and the Indenture Trustee
acknowledge that (i) to the extent the Credit Enhancer makes payments under the Credit
Enhancement Instrument on account of principal of or interest on the Home Loans, the Credit
Enhancer will be fully subrogated to the rights of the Noteholders to receive such principal and interest from the Home Loans, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein and in the
Insurance Agreement for the payment of such principal and interest.

        The Indenture Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the
Insurance Agreement, a request to take any one or more of the following actions:

(i)     institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect to the Notes and all amounts payable under the
        Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii)    sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv)    institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v)     exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the
        Credit Enhancer hereunder.

        Following the payment in full of the Notes, the Credit Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13.    Repayment of Monies Held by Paying Agent.  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14.    Temporary Notes.  Pending the preparation of any Definitive Notes, the
Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such
Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay.  After the preparation of the Definitive Notes, the temporary
Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the
Indenture Trustee shall authenticate and make available for delivery, in exchange therefor,
Definitive Notes of authorized denominations and of like tenor and aggregate principal amount.  Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

ARTICLE V

                                     DEFAULT AND REMEDIES

Section 5.01.    Events of Default.  The Issuer shall deliver to the Indenture Trustee and the Credit Enhancer within five calendar days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an
Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.    Acceleration of Maturity; Rescission and Annulment.  If an Event of Default
should occur and be continuing, then and in every such case the Indenture Trustee or the
Holders of Notes representing not less than a majority of the aggregate Note Balance of all
Notes with the written consent of the Credit Enhancer (so long as no Credit Enhancer Default exists), or the Credit Enhancer (so long as no Credit Enhancer Default exists) may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such declaration of acceleration of maturity with respect to an
Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the
Holders of Notes representing a majority of the aggregate Note Balance of all Notes, by written notice to the Issuer and the Indenture Trustee with the written consent of the
Credit Enhancer (so long as no Credit Enhancer Default exists), or the Credit Enhancer (so long as no Credit Enhancer Default exists) may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(i)     the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                      (A)    all sums due and payable to the Credit Enhancer; and

                      (B)    all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                      (C)    all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the
               Indenture Trustee and its agents and counsel; and

(ii)    all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in
        Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
(a) Subject to Section 3.31, the Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any
Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture
Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)     In case the Issuer shall fail forthwith to pay such amounts upon such demand, the
Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)     If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)     In case there shall be pending, relative to the Issuer or any other obligor upon the
Notes or any Person having or claiming an ownership interest in the Trust Estate,
Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the
Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any
Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such
Proceedings or otherwise:

(i)     to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee
        (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)    unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)   to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the
        Noteholders and of the Indenture Trustee on their behalf; and

(iv)    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of
        Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the
        Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor
        Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

(e)     Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the
Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor
Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)     In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture
Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such
Proceedings.

Section 5.04.    Remedies; Priorities.  (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may with the written consent of the Credit Enhancer (so long as no Credit Enhancer Default exists), or shall at the written direction of the Credit Enhancer (so long as no Credit Enhancer
Default exists), do one or more of the following (subject to Section 5.05):

(i)     institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;
(ii)    institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)   exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

(iv)    sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;
        provided, however, that the Indenture Trustee may not sell or otherwise liquidate the
        Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Credit Enhancer, which consent shall not be unreasonably withheld, or if a Credit Enhancer Default has occurred and is continuing, the consent of the
        Holders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such
        Sale distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit
        Enhancer for any amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement or (C) the Indenture
        Trustee determines that the Home Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer (so long as no Credit Enhancer Default exists), which consent will not be unreasonably withheld;  provided further that the
        Indenture Trustee shall not sell or otherwise liquidate the Trust Estate if the proceeds of such sale or liquidation will not be sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Credit Enhancement
        Instrument and any other amounts due the Credit Enhancer under the Insurance
        Agreement unless the Indenture Trustee obtains the consent of the Holders of 66 2/3%
        of the aggregate Note Balance of the Notes.  In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.  Following an Event of Liquidation, on the related Dissolution Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount equal to the
        Dissolution Draw pursuant to Section 3.27 and shall distribute such amount as set forth in Section 5.04(b) below.  Notwithstanding the foregoing, so long as a
        Servicing Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Home Loans by the Master Servicer as provided in the Servicing Agreement.

(b)     If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

        FIRST: to the Indenture Trustee for all amounts due under Section 6.07 herein;

        SECOND:  to the Holders of the Notes for amounts due and unpaid on the Notes for interest, according to the order and priority set forth in Section 3.05(a)(ii) from amounts available in the Trust Estate for such Noteholders;

        THIRD:  on a pro rata basis, to Holders of the Notes for amounts due and unpaid on the Notes for principal, from amounts available in the Trust Estate for such
        Noteholders, according to the amounts due and payable on the Notes for principal, until the related Note Balances of the Notes are reduced to zero;

        FOURTH:  [reserved];

        FIFTH:  to the payment of all amounts due and owing to the Credit Enhancer under the
        Insurance Agreement;

        SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the
        Trust Agreement; and

        SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The Indenture Trustee may fix a record date and payment date for any payment to
Noteholders pursuant to this Section 5.04.  At least 15 days before such record date, the
Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05.    Optional Preservation of the Trust Estate.  If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not (but shall at the written direction of the Credit Enhancer, so long as no Credit
Enhancer Default exists) elect to take and maintain possession of the Trust Estate.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the
Issuer including payment to the Credit Enhancer and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the
Trust Estate.  In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain (at the expense of the Issuer) and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06.    Limitation of Suits.  No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(i)     such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii)    the Holders of not less than 25% of the aggregate Note Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)   such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)    the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

(v)     no direction inconsistent with such written request has been given to the Indenture
        Trustee during such 60 day period by the Holders of a majority of the aggregate Note
        Balance of the Notes or by the Credit Enhancer.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the aggregate Note Balance of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07.    Rights of Noteholders to Receive Principal and Interest.  Notwithstanding
any other provisions in this Indenture, but subject to Section 3.31, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.    Restoration of Rights and Remedies.  If the Indenture Trustee or any
Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the
Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the
Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09.    Rights and Remedies Cumulative.  No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Credit Enhancer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.    Delay or Omission Not a Waiver.  No delay or omission of the Indenture
Trustee, the Credit Enhancer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be
exercised from time to time, and as often as may be deemed expedient, by the Indenture
Trustee or by the Noteholders, as the case may be.

Section 5.11.    Control by the Credit Enhancer or the Noteholders.  The Holders of a
majority of the aggregate Note Balance of Notes with the consent of the Credit Enhancer (so long as no Credit Enhancer Default exists), or the Credit Enhancer (so long as no Credit
Enhancer Default exists) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

(i)     such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)    subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the aggregate Note Balance of Notes with the consent of the Credit
        Enhancer (so long as no Credit Enhancer Default exists), or the Credit Enhancer (so long as no Credit Enhancer Default exists);

(iii)   if the conditions set forth in Section 5.05 have been satisfied and the Indenture
        Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the aggregate Note Balance of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv)    the Indenture Trustee may take any other action deemed proper by the Indenture
        Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section
6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action unless the Indenture Trustee has received satisfactory indemnity from the
Credit Enhancer or the Noteholders.

Section 5.12.    Waiver of Past Defaults.  Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the aggregate Note Balance of the Notes with the consent of the Credit
Enhancer (so long as no Credit Enhancer Default exists), or the Credit Enhancer (so long as no Credit Enhancer Default exists) may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note.  In the case of any such waiver, the
Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.
Section 5.13.    Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any
Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14.    Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so)
hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.    Sale of Trust Estate.  (a) The power to effect any sale, liquidation or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15.  The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust
Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid.  The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such
Sale.  The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

(b)     The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

(1)     the Holders of all Notes and the Credit Enhancer (so long as no Credit Enhancer
        Default exists) consent to, or direct the Indenture Trustee to make, such Sale, or

(2)     the proceeds of such Sale would not be less than the entire amount which would be payable to the Noteholders under the Notes, the Certificateholder under the
        Certificate and the Credit Enhancer in respect of amounts drawn under the Credit
        Enhancement Instrument and any other amounts due the Indenture Trustee in connection with expenses incurred by reason of such sale and any other amounts due the Credit
        Enhancer under the Insurance Agreement, in full payment thereof in accordance with
        Section 5.02, on the Payment Date next succeeding the date of such Sale, or

(3)     the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an
        Independent investment banking firm obtained and delivered as provided in Section
        5.05), and the Credit Enhancer consents (so long as no Credit Enhancer Default exists) to such Sale, which consent will not be unreasonably withheld and the Holders representing at least 66-2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private
Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section
5.15(b).

(c)     Unless the Holders and the Credit Enhancer (so long as no Credit Enhancer Default exists) have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

(d)     In connection with a Sale of all or any portion of the Trust Estate:

(1)     any Holder or Holders of Notes may bid for and with the consent of the Credit
        Enhancer (so long as no Credit Enhancer Default exists) purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon payment of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

(2)     the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and the Holder of the Certificate and amounts owing to the Credit Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any
        Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the
        Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

(3)     the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(4)     the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such
        Sale; and

(5)     no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture
        Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16.    Action on Notes.  The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture.  Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the
Issuer or by the levy of any execution under such judgment upon any portion of the Trust
Estate or upon any of the assets of the Issuer.  Any money or property collected by the
Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17.    Performance and Enforcement of Certain Obligations.  (a) Promptly following a written request from the Credit Enhancer or the Indenture Trustee with the written consent of the Credit Enhancer to do so (so long as no Credit Enhancer Default exists), the Issuer, in its capacity as holder of the Home Loans, shall, with the written consent of the Credit
Enhancer (so long as no Credit Enhancer Default exists), take all such lawful action as the
Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Home Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Home Loan Purchase
Agreement and the Servicing Agreement to the extent and in the manner directed by the
Indenture Trustee, as pledgee of the Home Loans, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Home Loan Purchase Agreement and the Servicing Agreement.

(b)     If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Home Loans, subject to the rights of the Credit Enhancer under the Servicing
Agreement may, and at the direction (which direction shall be in writing or by telephone
(confirmed in writing promptly thereafter)) of the Credit Enhancer (or if a Credit Enhancer
Default has occurred and is continuing, Holders of 66-2/3% of the aggregate Note Balance of the Notes) shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Home Loan Purchase
Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Home Loan Purchase
Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended.  In connection therewith, as determined by the
Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the
Home Loans to the Indenture Trustee.

ARTICLE VI

                                    THE INDENTURE TRUSTEE

Section 6.01.    Duties of Indenture Trustee.  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this
Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i)     the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)    in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)     The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)     this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)    the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)   the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A)
        pursuant to Section 5.11 or (B) from the Credit Enhancer, which it is entitled to give under any of the Basic Documents.

(d)     The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e)     Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)     No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(g)     Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

Section 6.02.    Rights of Indenture Trustee.  (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.  The Indenture Trustee need not investigate any fact or matter stated in the document.

(b)     Before the Indenture Trustee acts or refrains from acting, it may require an
Officer's Certificate or an Opinion of Counsel.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's
Certificate or Opinion of Counsel.

(c)     The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)     The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e)     The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 6.03.    Individual Rights of Indenture Trustee.  The Indenture Trustee in its
individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not
Indenture Trustee.  Any Note Registrar, co registrar or co paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04.    Indenture Trustee's Disclaimer.  The Indenture Trustee shall not be
(i) responsible for and makes no representation as to the validity or adequacy of this
Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture
Trustee's certificate of authentication.

Section 6.05.    Notice of Event of Default.  If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee
shall give notice thereof to the Credit Enhancer.  The Indenture Trustee shall mail to each
Noteholder notice of the Event of Default within 90 days after it occurs.  Except in the case of an Event of Default in payment of principal of or interest on any Note, the
Indenture Trustee may withhold the notice if and so long as a committee of its Responsible
Officers in good faith determines that withholding the notice is in the interests of
Noteholders.

Section 6.06.    Reports by Indenture Trustee to Holders.  The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.  In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07.    Compensation and Indemnity.  The Indenture Trustee shall be compensated and indemnified by the Master Servicer in accordance with Section 6.06 of the Servicing
Agreement.  The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

Section 6.08.    Replacement of Indenture Trustee.  No resignation or removal of the
Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.08.  The Indenture Trustee may resign at any time by so notifying the Issuer and the Credit Enhancer.  The Holders of a majority of the aggregate Note Balance of the Notes or the Credit Enhancer (so long as no Credit Enhancer Default exists) may remove the
Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer and may
appoint a successor Indenture Trustee.  The Issuer shall remove the Indenture Trustee if:

(i)     the Indenture Trustee fails to comply with Section 6.11;

(ii)    the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)   a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)    the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the
Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor
Indenture Trustee with the consent of the Credit Enhancer (so long as no Credit Enhancer
Default exists), which consent will not be unreasonably withheld.  In addition, the
Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer.  Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture
Trustee shall have all the rights, powers and duties of the Indenture Trustee under this
Indenture.  The successor Indenture Trustee shall mail a notice of its succession to
Noteholders.  The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring
Indenture Trustee.

Section 6.09.    Successor Indenture Trustee by Merger.  If the Indenture Trustee
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.  The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction occurring after the Closing Date.

        In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the
Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the
Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the
Indenture Trustee shall have.

Section 6.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.  (a)
Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust
Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the
Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the
Indenture Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b)     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)     all rights, powers, duties and obligations conferred or imposed upon the Indenture
        Trustee shall be conferred or imposed upon and exercised or performed by the
        Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)    no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)   the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)     Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.
Every such instrument shall be filed with the Indenture Trustee.

(d)     Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney in fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11.    Eligibility; Disqualification.  The Indenture Trustee shall at all times satisfy the requirements of TIAss.310(a).  The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long term debt rating of A or better by Moody's.  The Indenture Trustee shall comply with TIAss.310(b), including the optional provision permitted by the second sentence of TIAss.310(b)(9); provided, however, that there shall be excluded from the operation of TIAss.310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIAss.310(b)(1) are met.

        Within 90 days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Securities and Exchange Commission, the Indenture Trustee shall resign with respect to one or more Classes of Notes in accordance with Section 6.08 of this Indenture, and the Issuer shall appoint a successor
Indenture Trustee for such Classes.  In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clause (ii) of
TIAss.310(b).

        In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring
Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture
Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor
Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture
Trustee with respect to the Notes of the Class to which the appointment of such successor
Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring
Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture
Trustee is not retiring shall continue to be vested in the Indenture Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one
Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such
Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

Section 6.12.    Preferential Collection of Claims Against Issuer.  The Indenture Trustee
shall comply with TIAss.311(a), excluding any creditor relationship listed in TIAss.311(b).
An Indenture Trustee who has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13.    Representations and Warranties.  The Indenture Trustee hereby represents that:

(i)     The Indenture Trustee is a banking association duly organized, validly existing and in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(ii)    The Indenture Trustee has the power and authority to execute and deliver this
        Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

(iii)   The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time)
        a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(iv)    To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties:  (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or
        (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(v)     The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Home Loans.

Section 6.14.    Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)     to accept the pledge of the Home Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

(b)     to authenticate and deliver the Notes substantially in the form prescribed by
        Exhibits A-1 and A-2 in accordance with the terms of this Indenture;

(c)     on the Closing Date, to enter into the Credit Enhancement Instrument for the benefit of the Noteholders with the Credit Enhancer; and

(d)     to take all other actions as shall be required to be taken by the terms of this
        Indenture.

Section 6.15.    Indenture Trustee May Own Securities.  The Indenture Trustee, in its
individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

ARTICLE VII

                                NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.  The
Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b)
at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;
provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 7.02.    Preservation of Information; Communications to Noteholders.  (a) The
Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of
Notes received by the Indenture Trustee in its capacity as Note Registrar.  The Indenture
Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)     Noteholders may communicate pursuant to TIAss.312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c)     The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of
TIAss.312(c).

Section 7.03.    Reports by Issuer.  (a) The Issuer shall:

(i)     file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the
        Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)    file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)   supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIAss.313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
        (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b)     Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on
December 31 of each year.

Section 7.04.    Reports by Indenture Trustee.  If required by TIAss.313(a), within 60 days after each January 1 beginning with January 1, 2007, the Indenture Trustee shall mail to each Noteholder as required by TIAss.313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIAss.313(a).  The Indenture Trustee also shall comply with TIAss.313(b).  A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed.  The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.05.    Exchange Act Reporting.  In connection with the preparation and filing of periodic reports by the Master Servicer pursuant to Section 4.04 of the Servicing Agreement, the Indenture Trustee shall timely provide to the Master Servicer (I) a list of Holders as shown on the Note Register or Certificate Register as of the end of each calendar year, (II)
copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as indenture trustee hereunder, or the Trust Estate that are received by the Indenture Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Indenture Trustee, have been submitted to a vote of the Holders, other than those matters that have been submitted to a vote of the Holders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Indenture Trustee to make any payment to the Holders as required pursuant to this Indenture.  Neither the Master Servicer nor the Indenture Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

ARTICLE VIII

                             ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.    Collection of Money.  Except as otherwise expressly provided herein, the
Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this
Indenture.  The Indenture Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to claim a
Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02.    Trust Accounts.  (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the
Certificateholder and the Credit Enhancer, the Payment Account as provided in Section 3.01 of this Indenture.

(b)     All monies deposited from time to time in the Payment Account pursuant to the
Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholder and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing
Agreement.

        On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as
Certificate Paying Agent to the Certificateholder in the order of priority set forth in
Section 3.05 (except as otherwise provided in Section 5.04(b)).

        The Master Servicer shall direct the Indenture Trustee in writing to invest any funds in the Payment Account in Permitted Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

Section 8.03.    Officer's Certificate.  The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04.    Termination Upon Payment to Noteholders.  This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the payment to the Noteholders, the Certificate Paying Agent (on behalf of the Certificateholder) and the Indenture Trustee of all amounts required to be paid pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P.  Kennedy, the late ambassador of the United States to the Court of St.  James, living on the date hereof.

Section 8.05.    Release of Trust Estate.  (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.  No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)     The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii)
all sums due the Indenture Trustee pursuant to this Indenture and other Basic Documents have been paid and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c)     The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an
Officers' Certificate and a letter from the Credit Enhancer, stating that the Credit
Enhancer has no objection to such request from the Issuer.

(d)     The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Credit Enhancement Instrument to the Credit Enhancer for cancellation, upon final payment on the Notes.

Section 8.06.    Surrender of Notes Upon Final Payment.  By acceptance of any Note, the
Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

ARTICLE IX

                                   SUPPLEMENTAL INDENTURES

Section 9.01.    Supplemental Indentures Without Consent of Noteholders.  (a) Without the
consent of the Holders of any Notes but with prior notice to the Rating Agencies and the written consent of the Credit Enhancer (which consent shall not be unreasonably withheld), unless a Credit Enhancer Default has occurred and is continuing, the Issuer and the
Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)     to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)    to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)   to add to the covenants of the Issuer, for the benefit of the Holders of the Notes or the Credit Enhancer, or to surrender any right or power herein conferred upon the
        Issuer;

(iv)    to convey, transfer, assign, mortgage or pledge any property to or with the Indenture
        Trustee;

(v)     to cure any ambiguity, to correct any error, or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein, in any supplemental indenture or in the Prospectus Supplement;

(vi)    to make any other provisions with respect to matters or questions arising under this
        Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes or the
        Credit Enhancer;

(vii)   to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
        Article VI; or

(viii)  to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Noteholders.  The Indenture
        Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)     The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes, but with prior notice to the Rating
Agencies and with the consent of the Credit Enhancer (so long as no Credit Enhancer Default exists), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this
Indenture or of modifying in any manner the rights of the Holders of the Notes under this
Indenture; provided, however, that such action shall not, as evidenced by an Opinion of
Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the
Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

(c)     The Issuer and the Indenture Trustee shall, as directed by the Holders of
Certificates which represent not less than 100% of the Certificate Percentage Interests thereof, enter into an indenture or indentures supplemental hereto for the purpose of providing for the issuance of one or more additional classes of Notes entitled to payments derived solely from all or a portion of the payments to which the Certificate issued on the
Closing Date pursuant to the Trust Agreement are entitled; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Credit Enhancer or (ii) cause the
Issuer to be subject to an entity level tax.  Each such class of Notes shall be a non recourse obligation of the Issuer and shall be entitled to interest and principal in such amounts, and to such security for the repayment thereof, as shall be specified in such amendment or amendments.  Promptly after the execution by the Issuer and the Indenture
Trustee of any amendments pursuant to this Section or the creation of a new indenture and the issuance of the related class or classes of Notes, the Issuer shall require the
Indenture Trustee to give notice to the Holders of the Notes and the Rating Agencies setting forth in general terms the substance of the provisions of such amendment.  Any failure of the Indenture Trustee to provide such notice as is required under this paragraph, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or any class of Notes issued pursuant thereto.  Unless the Credit Enhancer agrees in writing, (i) any classes of Notes issued pursuant to a supplemental indenture shall not be entitled to the insurance provided by the Credit Enhancement Instrument and (ii) the
Holders of any such classes of Notes shall be entitled only to such distributions or a portion of such distributions as the Holders would have received as Holder of Certificate.

Section 9.02.    Supplemental Indentures With Consent of Noteholders.  The Issuer and the
Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the
Rating Agencies and with the consent of the Holders of not less than a majority of the aggregate Note Balance of the Notes affected thereby and the Credit Enhancer (so long as no
Credit Enhancer Default exists), by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

(i)     change the date of payment of any installment of principal of or interest on any
        Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the Sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(ii)    reduce the percentage of the related Note Balance of any Class of Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iii)   modify or alter the provisions of the proviso to the definition of the term
        "Outstanding" or modify or alter the exception in the definition of the term "Holder";

(iv)    reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(v)     modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the
        Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

(vi)    modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

(vii)   permit the creation of any lien ranking prior to or on a parity with the lien of this
        Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

and provided, further, that no such indenture supplements shall be entered into unless the
Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not adversely affect in any material respect the interests of the
Certificateholder or shall have received the express written consent of the
Certificateholder to the indenture supplement.

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder.  The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes and the Custodian to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture.  Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        So long as there does not exist a failure by the Credit Enhancer to make a required payment under the Credit Enhancement Instrument, the Credit Enhancer shall have the right to exercise all rights of the Holders of the Notes under this Indenture without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Credit Enhancer, except as provided herein.

Section 9.03.    Execution of Supplemental Indentures.  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and conforms to the requirements of the Trust Indenture Act.  The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04.    Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the
Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this
Indenture for any and all purposes.

Section 9.05.    Conformity with Trust Indenture Act.  Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

Section 9.06.    Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the
Indenture Trustee as to any matter provided for in such supplemental indenture.  If the
Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture
Trustee in exchange for Outstanding Notes.

ARTICLE X

                                        MISCELLANEOUS

Section 10.01.   Compliance Certificates and Opinions, etc.  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer
(i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this
Indenture, no additional certificate or opinion need be furnished.  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this
Indenture shall include:

(1)     a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(2)     a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)     a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(4)     a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

(5)     if the signer of such certificate or Opinion is required to be Independent, the statement required by the definition of the term "Independent".

(b)     (i)    Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the
Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's
Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an
Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
(ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(iii)   Whenever any property or securities are to be released from the lien of this
Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's
Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an
Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v)
below or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than
$25,000 or less than one percent of the then aggregate Note Balance of the Notes.

(v)     Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect, sell or otherwise dispose of the Home Loans as and to the extent permitted or required by the Basic
Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the
Indenture Trustee every six months, commencing six months after the closing date, an
Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02.   Form of Documents Delivered to Indenture Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate of an Authorized
Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this
Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03.   Acts of Noteholders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by
Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing;
and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the
Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

(b)     The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Registrar.

(d)     Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04.   Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating
Agencies.  Any request, demand, authorization, direction, notice, consent, waiver or Act of
Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of
Noteholders is to be made upon, given or furnished to or filed with:

(i)     the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the
        Indenture Trustee at the Corporate Trust Office.  The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(ii)    the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first class, postage prepaid to the
        Issuer addressed to: Home Loan Trust 2006-HI2, in care of Wilmington Trust Company, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.  The Issuer shall promptly transmit any notice received by it from the
        Noteholders to the Indenture Trustee, or

(iii)   the Credit Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first class postage pre-paid, or personally delivered or telecopied to: Financial Guaranty
        Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Structured Finance
        Surveillance (Home Loan Trust 2006-HI2), telecopier number (212) 312-3220, confirmation number (800) 352-0001. The Credit Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

        Notices required to be given to the Rating Agencies by the Issuer, the Indenture
Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New
York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's, a Division of the McGraw Hill Companies, Inc., 55 Water Street, 41st
Floor, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to
each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 10.05.   Notices to Noteholders; Waiver.  Where this Indenture provides for notice to
Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class, postage prepaid to each
Noteholder affected by such event, at such Person's address as it appears on the Note
Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other
Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to
Noteholders when such notice is required to be given pursuant to any provision of this
Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture
Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06.   Alternate Payment and Notice Provisions.  Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture
Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices.  The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07.   Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this
Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.  The provisions of TIAss.ss.310 through 317 that impose duties on any Person
(including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08.   Effect of Headings.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 10.09.   Successors and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.
All agreements of the Indenture Trustee in this Indenture shall bind its successors, co trustees and agents.

Section 10.10.   Separability.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.11.   Benefits of Indenture.  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Credit Enhancer and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.  The Credit Enhancer is a third-party beneficiary of this Indenture.

Section 10.12.   Legal Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this
Indenture) payment need not be made on such date, but may be made on the next succeeding
Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13.   GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER
THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 10.14.   Counterparts.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.15.   Recording of Indenture.  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture
Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other
Person secured hereunder or for the enforcement of any right or remedy granted to the
Indenture Trustee under this Indenture.

Section 10.16.   Issuer Obligation.  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the
Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its
individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture
Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such
Person may have expressly agreed (it being understood that the Indenture Trustee and the
Owner Trustee have no such obligations in their respective individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  For all purposes of this
Indenture, in the performance of any duties or obligations of the Issuer hereunder, the
Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17.   No Petition.  The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

Section 10.18.   Inspection.  The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.  The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            HOME LOAN TRUST 2006-HI2
                                            as Issuer

                                               By:  WILMINGTON TRUST COMPANY not in its
                                                    individual capacity but solely as Owner
                                                    Trustee

                                            By: /s/ Joann A. Rozell
                                                Name: Joann A. Rozell
                                                Title: Assistant Vice President

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee

                                            By: /s/ Joanne Murray
                                                Name:  Joanne Murray
                                                Title:    Assistant Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
hereby accepts the appointment as Paying Agent
pursuant to Section 3.03 hereof and as
Note Registrar pursuant to Section 4.02 hereof.

By:     /s/ Terry Stewart
     Name:  Terry Stewart
     Title:    Vice President

STATE OF TEXAS        )
                      ) ss.:
COUNTY OF      HARRIS )

        On this 25th day of May, 2006, before me personally appeared Joanne Murray, to me known, who being by me duly sworn, did depose and say, that he/she resides at Houston,
Texas, that he/she is the Assistant Vice President of the Indenture Trustee, one of the
corporations described in and which executed the above instrument; and that he/she signed his/her name thereto by like order.

                                            /s/ Cecilia A. Garcia
                                            Notary Public

STATE OF TEXAS_       )
        _______       ) ss.:
COUNTY OF______HARRIS )

        On this 25th day of May, 2006, before me the undersigned, Notary Public of said
State, personally appeared Terry Stewart, personally known to me to be a duly authorized officer of JPMorgan Chase Bank, National Association that executed the within instrument and personally known to me to be the person who executed the within instrument on behalf of
JPMorgan Chase Bank, National Association therein named, and acknowledged to me such
JPMorgan Chase Bank, National Association executed the within instrument pursuant to its by-laws.

                                            /s/ Cecilia A. Garcia
                                            Notary Public

STATE OF DELAWARE      )
        _______        ) ss.:
COUNTY OF NEW CASTLE   )

        On this 25th day of May, 2006, before me personally appeared Joann A. Rozell, to me known, who being by me duly sworn, did depose and say, that he/she resides at Wilmington,
Delaware, that he/she is the Assistant Vice President of Wilmington Trust Company, as Owner
Trustee, one of the corporations described in and which executed the above instrument; and
that he/she signed his/her name thereto by like order.

                                            /s/ Bethany J. Taylor
                                            Notary Public
NOTARIAL SEAL

                                          EXHIBIT A

                                        FORM OF NOTES

                                       CLASS A __ NOTES

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF
TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.
OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY
PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

        THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE
AMOUNT SHOWN ON THE FACE HEREOF.

        THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE
DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

        EACH PURCHASER AND TRANSFEREE OF THIS NOTE, BY ITS ACCEPTANCE OF THIS NOTE, SHALL BE
DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT ACQUIRING THIS NOTE WITH
THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO THE
PROVISIONS OF TITLE I OF ERISA, A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE
"PLAN ASSETS" BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR OTHER PLAN'S INVESTMENT IN SUCH
ENTITY OR ANY OTHER PLAN THAT IS SUBJECT TO A LAW THAT IS SIMILAR TO TITLE I OF ERISA OR
SECTION 4975 OF THE CODE OR (II) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT GIVE RISE
TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE
OR ANY SIMILAR APPLICABLE LAW.

                                   HOME LOAN TRUST 2006-HI2

                                    HOME LOAN-BACKED NOTE

Registered                                                Principal Amount: $___________

Class A __
No.  __                                                   Percentage Interest: _____%

CUSIP No.  ___________                                    Note Rate: [___%][Adjustable Rate]

        Home Loan Trust 2006-HI2, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of
$___________, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Class A-__ Notes pursuant to Section 3.05 of the Indenture dated as of
May 25, 2006 (the "Indenture") between the Issuer, as Issuer, and JPMorgan Chase Bank,
National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment
Date in February 2036, to the extent not previously paid on a prior Payment Date.
Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

        [Interest on the Class A-__ Notes will be paid monthly on each Payment Date at the
Note Rate.  The Note Rate for the Class A-__ Notes will be _____% per annum.  Interest will be computed on the basis of a 30 day month and a 360 day year.  Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.  On the Step Up Date, the Note Rate on the Class A-__ Notes will increase by 0.50% per annum.]

        [Interest on the Class A-1 Notes will be paid monthly on each Payment Date at the
Note Rate for the related Interest Accrual Period.  The Note Rate for each Interest Accrual
Period will be equal to the lesser of (i) LIBOR plus___% per annum and (ii) ___% per annum.
LIBOR for each applicable Interest Accrual Period will be determined on the second LIBOR
Business Day immediately preceding (i) the Closing Date in the case of the first Interest
Accrual Period and (ii) the first day of each succeeding Interest Accrual Period by the
Indenture Trustee as set forth in the Indenture.  All determinations of LIBOR by the
Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Class A-1 Note, by accepting this Class A-1 Note, agrees to be bound by such determination.  Interest on this Class A-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first
Payment Date, from the Closing Date) to but excluding such Payment Date.  Interest will be computed on the basis of the actual number of days in each Interest Accrual Period and a year assumed to consist of 360 days.  Principal of and interest on this Class A-1 Note shall be paid in the manner specified in the Indenture.]

        Principal of and interest on this Note are payable in such coin or currency of the
United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture
Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its
Home Loan-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which
Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Notes are subject to all terms of the Indenture.

        The Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

        This Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on June 26, 2006, as described in the Indenture.  "Payment Date" means the twenty fifth day of each month, or, if any such date is not a Business Day, then the next Business
Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in February 2036, pursuant to the Indenture, to the extent not previously paid on a prior Payment Date.  Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the aggregate Note Balance of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Notes shall be paid in the manner and priority set forth in
Section 3.05 of the Indenture.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Note Balance of at least $1,000,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be paid to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities
Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the
Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor or the Indenture
Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its
individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the
Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the
Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Master Servicer or the
Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the
Notes will qualify as indebtedness of the Issuer.  Each holder of a Note, by acceptance of a
Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the
Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture
Trustee and the rights of the holders of the Notes under the Indenture at any time by the
Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the aggregate Note Balance of all Notes at the time Outstanding and the Credit
Enhancer with prior notice to the Rating Agencies.  The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the aggregate Note
Balance of all Notes, on behalf of the holders of all the Notes with the consent of the
Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists), to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the
Credit Enhancer and the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies and with the consent of the Credit
Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the
Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the
Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the
State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the
Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the
Basic Documents, none of Wilmington Trust Company in its individual capacity, JPMorgan Chase
Bank, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an
Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the
Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                            HOME LOAN TRUST 2006-HI2

                                            By  WILMINGTON TRUST COMPANY, not in its
                                                individual capacity but solely as Owner
                                                Trustee
Dated: May 25, 2006

                                            By
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-__ Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in
                                            its individual capacity but solely as Indenture
                                            Trustee
Dated: May 25, 2006

                                            By
                                                Authorized Signatory

                                          ASSIGNMENT

Social Security or taxpayer I.D.  or other identifying number of assignee: ___________________

______________________________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto __________________

______________________________________________________________________________________________
                                                            (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___

______________________________________________________________________________________________,

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                         __________________________(1)
                                               Signature Guaranteed:

*This  reconciliation  and tie shall not, for any purpose,  be deemed to be part of the within indenture.

(1)     NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an
"eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.